Salient MLP & Energy Infrastructure Fund

Summary Prospectus  |  May 1, 2021

Ticker Symbols

Class A: SMAPX | Class C: SMFPX | Class I: SMLPX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.salientpartners.com/fund-documents. You can also get this information at no cost by calling 800-999-6809, by sending an e-mail request to prospectus@forwardfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated May 1, 2021, along with the financial statements included in the Fund’s most recent annual report dated December 31, 2020, are incorporated by reference into this summary prospectus.

Investment Objective

Salient MLP & Energy Infrastructure Fund (the “Fund”) seeks to maximize total return (capital appreciation and income). The Board of Trustees (the “Board”) of Salient MF Trust, a Delaware statutory trust (the “Trust”), which is responsible for overseeing all business activities of the Trust and the Fund, can change the Fund’s investment objective and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in one or more funds that are a part of Forward Funds and Salient MF Trust (collectively the “Salient Funds”). This amount may vary depending on the Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Purchasing Shares” section of the Fund’s prospectus and “Additional Services and Programs” section of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C		Class I

Maximum Front-End Sales Charge (load) on Purchases (as a percentage of purchase price)	5.50%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase or sale price, whichever is less)	1.00	%(1)	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.35%
Fee Waiver and/or Expense Reimbursement(3)	–0.05%	–0.05%	–0.05%
Net Annual Expenses	1.55%	2.30%	1.30%

(1)

Class A shares are available with no front-end sales charge on investments of $1 million or more. Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. As a result, Class A shares that were not subject to a front-end sales charge, but for which a commission or finder’s fee was paid, may be subject to a contingent deferred sales charge (CDSC) of 1.00% if such Class A shares are sold within twelve months of purchase. In addition, while Class C shares are offered at NAV, without any initial sales charge, a 1.00% CDSC may be charged on any Class C shares upon which a finder’s fee has been paid that are sold within twelve months of purchase.

(2)	Other Expenses include expenses related specifically to each class, such as administrative services fees.

(3)

Under the Expense Limitation Agreement, Salient Capital Advisors, LLC (“Salient Capital” or the “Advisor”) has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage costs, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets. The Expense Limitation Agreement expires on April 30, 2022, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. The Expense Limitation Agreement may not be terminated by the Fund’s investment advisor prior to April 30, 2022 and may only be modified or terminated by a majority vote of the Independent Trustees. The Advisor is permitted to recover expenses attributable to the Fund or a Class thereof that the Advisor has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the Expense Limitation Agreement, the Fund is not obligated to reimburse such expenses beyond three years from the end of such year in which the Advisor waived a fee or reimbursed an expense. Any such recovery by the Advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

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Examples

These Examples are intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same, and that the contractual fee waiver/reimbursement is in place for the first year.

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I

1 Year	$799	$333	$132
3 Years	$1,022	$728	$423
5 Years	$1,368	$1,250	$734
10 Years	$2,339	$2,678	$1,618

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Class I

1 Year	$699	$233	$132
3 Years	$1,022	$728	$423
5 Years	$1,368	$1,250	$734
10 Years	$2,339	$2,678	$1,618

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover for the fiscal year ended December 31, 2020 was approximately 260% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of MLPs and Energy Infrastructure Companies. The Fund invests in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares and preferred shares in MLPs and Energy Infrastructure Companies. The Fund also may invest in investment grade debt securities issued by MLPs and Energy Infrastructure Companies of any maturity. The Fund may invest in MLPs and Energy Infrastructure Companies of any market capitalization ranges. Energy Infrastructure Companies include renewable energy companies engaged in renewable energy electricity generation (wind, solar, hydrogen, geothermal, biomass, etc.), renewable storage and transmission, renewable energy equipment development manufacturing, electrified transport, biofuel production or energy efficiency solutions (including smart grid). The Fund is non-diversified, which means that it may invest in a limited number of issuers.

MLPs are entities structured as master limited partnerships. Master limited partnerships are limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

Energy Infrastructure Companies are companies, including affiliates of MLPs, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity, or renewable energy or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

The Fund will invest at least 50% of its total assets in Midstream MLPs and Midstream Energy Infrastructure companies.

Midstream MLPs are MLPs that principally own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

Midstream Energy Infrastructure Companies are companies, other than Midstream MLPs, that own and operate assets used in energy logistics, including, but not limited to, assets used in transporting (including marine), storing, gathering, processing, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

The Fund’s investments in the securities of MLPs, at the time of investment, will not exceed 25% of total assets as measured at the time of investment.

The Fund may engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that are held in the portfolio (i.e., covered calls). The Fund may borrow to purchase securities, which would have the effect of adding leverage to the portfolio.

The Advisor’s investment process is designed to generate returns by investing in a portfolio of publicly-traded MLPs and Energy Infrastructure Companies. Returns are typically driven by the distribution yield plus expected annual growth in the cash distributions. The Advisor maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Advisor employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment. Changes in the laws of the United States, including tax laws and regulations, could result in the inability of the Fund to operate as described in this prospectus and the SAI and could adversely affect the Fund (see “Tax Law Change Risk” below).

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Please see “Discussion of Principal & Non-Principal Risks” in this prospectus for a more detailed description of the risks associated with investing in the Fund.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions

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designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Industry Specific Risk: The MLPs and Energy Infrastructure Companies, including Midstream MLPs and Energy Infrastructure Companies, in which the Fund invests, are subject to risks specific to the industry they serve, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of a company or MLP.
•	Slowdowns in new construction and acquisitions can limit growth potential.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an Energy Infrastructure Company or MLP to make distributions.
•	Changes in the regulatory environment could adversely affect the profitability of Energy Infrastructure Companies and MLPs.
•	Extreme weather or other natural disasters could impact the value of Energy Infrastructure Company and MLP securities.
•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for Energy Infrastructure and MLP securities.
•

Global events, including particularly in the Middle East and including government stability specifically, could have significant adverse effects on the U.S. economy, and financial and commodities markets.

Liquidity Risk: Although common units of MLPs trade on the exchanges, certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Master Limited Partnerships (“MLPs”) Risk: Investments in the debt and equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. The Fund and its shareholders are not eligible for a tax deduction based on income received from MLPs that is available to individuals who invest directly in MLPs.

Renewable Energy Companies Risk: Renewable energy companies may be more volatile than companies operating in more established industries. renewable energy companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain renewable energy assets. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of renewable energy companies to pay dividends comparable to those paid by other Energy Infrastructure Companies. Certain valuation methods used to value renewable energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain renewable energy company share prices.

Borrowing Risk: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Concentration Risk: The Fund concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry than a fund that does not concentrate its investments.

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Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•

Interest Rate Risk. The yields for certain securities (including for equity securities of MLPs and certain Midstream Energy Infrastructure Companies) are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

•

Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

Leverage Risk: If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Advisor relies heavily on quantitative models (both proprietary models developed by the Advisor, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

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When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Non-Diversification Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Tax Risk: The Fund’s ability to meet its objective will depend, in part, on the level of taxable income and distributions received from the equity securities in which the Fund invests. If an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate and the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain).

MLPs restructuring their debts as a result of a decline in oil prices and a decline in value of energy-related properties could result in the receipt of cancellation of debt income by MLP partners, including the Fund. The receipt of this taxable income by the Fund will result in increased investment company taxable income required to be distributed by the Fund, without corresponding cash distributions from the MLPs. The Fund might need to sell assets that it might not otherwise wish to sell in order to pay the required distributions.

In addition, the Fund faces the risk that it could fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect any or all of the Fund, the MLPs and other portfolio companies in which the Fund invests. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Tax Cuts and Jobs Act of 2017 generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not. The federal, state, local and foreign tax consequences of an investment in Fund shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Law Change Risk: Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows the Fund’s average annual returns (before and after taxes) compared with those of the Alerian Midstream Energy Select Index, the benchmark index selected for the Fund. Additional information about all indices is included in the “Description of Market Indices” appendix to the Fund’s prospectus. The performance of any index does not reflect deductions for fees, expenses or taxes. If the Advisor had not agreed to waive or reimburse certain Fund expenses during this period, if applicable, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance which is updated daily, monthly and quarterly, can be found on the Trust’s website at www.salientpartners.com or by calling 1-866-667-9228.

The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ. All returns reflect reinvestment of all dividend and capital gain distributions.

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Calendar Year Total Returns— Class I

Best Quarter – June 30, 2020	29.12%
Worst Quarter – March 31, 2020	–42.31%

Average Annual Total Returns

For the period ended December 31, 2020

	1 Year	5 Year	Since Inception
Salient MLP & Energy Infrastructure Fund – Class I (Inception: 9/19/12)
Return Before Taxes	–17.32%	0.86%	–1.82%
Return After Taxes on Distributions	–17.32%	0.51%	–1.77%
Return After Taxes on Distributions and Sale of Fund Shares	–10.26%	0.66%	–0.88%
Alerian Midstream Energy Select Index (reflects no deduction for fees, expenses or taxes)(1)	–23.42%	2.21%	N/A
Salient MLP & Energy Infrastructure Fund – Class A (Inception: 12/20/12)
Return Before Taxes	–21.95%	–0.46	–3.03%
Salient MLP & Energy Infrastructure Fund – Class C (Inception: 1/7/13)
Return Before Taxes	–18.94%	–0.15%	–3.49%

(1)	Since inception return information is not shown for the index because the index’s inception date differs from the inception date of the Fund’s Class I shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges.

Investment Advisor/Portfolio Managers

Salient Capital serves as investment advisor to the Fund. The Fund is team managed and all investment decisions are made jointly and primarily by the team. The members of the Fund’s team are: Gregory A. Reid, President of Salient and Frank T. Gardner III, CFA (Ted Gardner), Portfolio Manager. Mr. Reid and Mr. Gardner have managed the Fund since its inception.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Initial purchases of shares of the Fund cannot be made directly from the Fund and must be made from a broker, dealer, or other financial intermediary that has entered into an agreement with the Fund’s distributor. You may make subsequent purchases or sell (redeem) all or part of your Fund shares: (i) through a financial intermediary, (ii) directly from the Fund by mail at Salient MF Trust, PO Box 1345, Denver, Colorado 80201; or by calling the Fund’s transfer agent at: 1-866-667-9228. However, should a financial intermediary no longer be assigned to your account, no additional purchases may be made until a new financial intermediary is assigned or you choose to purchase a different class of shares that does not require a financial intermediary.

The minimum initial investment amounts for Class A or Class C shares are:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$500 for Automatic Investment Plan accounts
•	$2,500 for all other accounts

Subsequent investments for Class A or Class C shares must be $100 or more.

The minimum initial investment requirement for Class I shares of the Fund is $1,000,000.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax and/or penalties.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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